EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Alan W. Ott, Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	8-28-01	/s/ James A. Currie
James A. Currie

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Alan W. Ott, Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	Aug 28, 01	/s/ Terence F. Moore
Terence F. Moore

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Alan W. Ott, Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	8/28/01	/s/ Dan L. Smith
Dan L. Smith

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Alan W. Ott, Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	8/28/01	/s/ J. Daniel Bernson
J. Daniel Bernson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Alan W. Ott, Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	8/28/01	/s/ Michael L. Dow
Michael L. Dow

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Alan W. Ott, Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	8/28/01	/s/ L. Richard Marzke
L. Richard Marzke

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Alan W. Ott, Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	8-28-01	/s/ Frank P. Popoff
Frank P. Popoff

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Alan W. Ott, Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	8/28/01	/s/ William S. Stavropoulos
William S. Stavropoulos

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	9/23/03	/s/ Nancy Bowman
Nancy Bowman

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	9/26/03	/s/ Aloysius J. Oliver
Aloysius J. Oliver